SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2002

UNITED COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

North Carolina	0-26551	56-2137427

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

804 Second Street, NE, Hickory, NC 28601-3843

(Address of principal executive offices)

Registrant’s telephone number, including area code (828) 894-2483

(Former name or address, if changed since last report.)

Item 2.    Acquisition or Disposition of Assets.

(a) On December 31, 2002, pursuant to an Agreement and Plan of Merger dated August 2, 2002 (the “Agreement”) between the Registrant and Community Bancshares, Inc. (“Community”), which was approved by shareholders at a special meeting of shareholders on December 19, 2002, Community was merged with and into Registrant with Registrant as the surviving corporation. Under the terms of the Agreement, 70% of the issued and outstanding shares of Community common stock were exchanged for shares of the Registrant’s $1.00 par value common stock at an exchange ratio of 1.2578 shares of the Registrant’s common stock for each share of Community common stock and 30% of the issued and outstanding shares of Community common stock were exchanged for cash at the rate of $21.00 per share.

In connection with the merger, the board of directors of the Registrant was reconstituted by increasing the number of directors from 8 to 12 to include 4 former directors of Community and 8 directors of the Registrant.

(b) Pursuant to the Agreement, the Registrant has acquired all assets of Community and its wholly-owned subsidiary, Northwestern National Bank (“Northwestern”) including plant, equipment, and physical property which all were used in the business of banking and other such business as is closely related to banking. The Registrant intends to continue using this plant, equipment, and physical property in the same manner as Community and Northwestern prior to the merger. The Registrant has merged Northwestern into one of its banking subsidiaries, Catawba Valley Bank (the “Bank Merger”). The Registrant intends to continue banking operations at Northwestern’s existing branch offices and at any future branches established in Northwestern’s relevant market area under the name “Northwestern Bank”. The Merger received the approval of the Federal Reserve Board and the Bank Merger received the approval of the FDIC and the North Carolina Banking Commission.

Item 7.    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

1.
The audited consolidated statements of condition of Community and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholders’ equity and cash flows for the years ended December 31, 2001 and December 31, 2000, and the related notes and report of independent auditors thereto are incorporated by reference to Exhibit 13.3 to Registrant’s Registration Statement on Form S-4 (333-99665) filed September 17, 2002.

(b) Pro Forma Financial Information.

1.
Registrant and Community unaudited pro forma condensed combined balance sheets at June 30, 2002, the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2002 and for the year ended December 31, 2001, and the related notes to the unaudited pro forma condensed combined financial information and the unaudited pro forma combined capitalization at June 30, 2002 are incorporated by reference to Registrant’s Registration Statement on Form S-4 (333-99665) filed September 17, 2002.

(c) Exhibits

1.
The Agreement and Plan of Merger by and between the Registrant and Community Bancshares, Inc. is incorporated by reference to Appendix I to the Joint Proxy Statement-Prospectus contained in Registrant’s Registration Statement on Form S-4 (333-99665) filed September 17, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

By:	/s/ R. Steve Aaron
R. Steve Aaron President and Chief Executive Officer

Dated:    January     , 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2
The Agreement and Plan of Merger by and between the Registrant and Community Bancshares, Inc. is incorporated by reference to Appendix I to the Joint Proxy Statement-Prospectus contained in Registrant’s Registration Statement on Form S-4 (333-99665) filed September 17, 2002.

6